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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1994

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1994

                               AZTAR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  1-5440                 85-0636534
     (STATE OR OTHER     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     JURISDICTION OF                                 IDENTIFICATION NO.)
     INCORPORATION)

                      2390 EAST CAMELBACK ROAD, SUITE 400
                             PHOENIX, ARIZONA 85016
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (602) 381-4100

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ITEM 5. OTHER EVENTS

  The final form of Indenture between Aztar Corporation, as Issuer, and American Bank National Association, as Trustee, relating to the offering of 13 3/4% Senior Subordinated Notes Due 2004 of Aztar Corporation is attached hereto as Exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

  4.1 Indenture between Aztar Corporation, as Issuer, and American Bank National Association, as Trustee, relating to the offering of 13 3/4% Senior Subordinated Notes Due 2004 of Aztar Corporation.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AZTAR CORPORATION

Date: September 28, 1994                  By:    MERIDITH P. SIPEK
                                            ___________________________________
                                            Name: Meridith P. Sipek
                                            Title: Controller

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